NOVEMBER 1, 1996
                          AS AMENDED FEBRUARY 12, 1997

                            PROSPECTUS & APPLICATION

FRANKLIN
MUTUAL
SERIES FUND INC.          INVESTMENT STRATEGIES

MUTUAL SHARES FUND        GROWTH AND INCOME  VALUE
------------------------------------------------------------------------
MUTUAL QUALIFIED FUND     GROWTH AND INCOME  VALUE
------------------------------------------------------------------------
MUTUAL BEACON FUND        GROWTH AND INCOME  VALUE
------------------------------------------------------------------------
MUTUAL EUROPEAN FUND      GLOBAL  VALUE
------------------------------------------------------------------------
MUTUAL DISCOVERY          GROWTH  VALUE
------------------------------------------------------------------------


This prospectus describes the Class I and Class II shares of the five series of Franklin Mutual Series Fund Inc. (the "Fund" or "Mutual Series") listed above. Each series may, separately or collectively, be referred to as "series," "Fund" or "Funds." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated November 1, 1996, as amended February 12, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        FRANKLIN MUTUAL SERIES FUND INC.
------------------------------------------------------------------------


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary.............   2

How does the Fund Invest
 its Assets?................   4

Who Manages the Fund?.......   12

How does the Fund Measure
 Performance?...............   15

How Taxation Affects
 the Fund and its
 Shareholders...............   16

How is the Fund Organized?..   17

ABOUT YOUR ACCOUNT

How Do I Buy Shares?........   18

May I Exchange Shares
 for Shares of Another Fund?   24

How Do I Sell Shares?.......   27

What Distributions
 Might I Receive
 from the Fund?.............   29

Transaction Procedures
 and Special Requirements...   30

Services to Help
 You Manage Your Account....   35

What If I Have
 Questions About My Account?   37

GLOSSARY

Useful Terms and Definitions   37

FRANKLIN MUTUAL SERIES FUND INC.
 ..............................
November 1, 1996
as amended February 12, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.


51 John F. Kennedy Parkway
Short Hills, NJ 07078

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical management fees and other expenses of the Class Z shares of each series, except European, for the fiscal year ended December 31, 1995, and the maximum contractual Class I or Class II Rule 12b-1 fees. Expenses for European are based on estimated expenses for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.

A.                  SHAREHOLDER TRANSACTION EXPENSES+

                      MUTUAL
                      SHARES     QUALIFIED     BEACON    DISCOVERY   EUROPEAN
-------------------------------------------------------------------------------
  CLASS I

 Maximum Sales
  Charge (as a
  percentage
  of Offering Price) 4.50%        4.50%         4.50%      4.50%       4.50%
 Paid at time of
  purchase++         4.50%        4.50%         4.50%      4.50%       4.50%
 Paid at
  redemption++++     None         None          None        None       None

  CLASS II

 Maximum Sales
  Charge (as
  a percentage
  of Offering
  Price)            1.99%        1.99%        1.99%        1.99%       1.99%
 Paid at time
  of purchase+++    1.00%        1.00%        1.00%        1.00%       1.00%
 Paid at
  redemption++++    0.99%        0.99%        0.99%        0.99%       0.99%

B. ANNUAL FUND
    OPERATING
    EXPENSES
    (AS A
    PERCENTAGE
    OF AVERAGE
    NET ASSETS)

  CLASS I

  Management
   Fees*          0.60%        0.60%          0.60%        0.80%      0.80%
  Rule 12b-1
   Fees**         0.35%        0.35%          0.35%        0.35%      0.35%
  Other
   Expenses       0.09%        0.12%          0.12%        0.19%      0.20%
                 ----------------------------------------------------------
  Total Fund
   Operating
   Expenses      1.04%        1.07%           1.07%        1.34%      1.35%
          ====================================================================


  CLASS II

  Management
   Fees*        0.60%       0.60%             0.60%        0.80%      0.80%
  Rule 12b-1
   Fees**       1.00%       1.00%             1.00%        1.00%      1.00%
  Other
   Expenses     0.09%       0.12%             0.12%        0.19%      0.20%
                -----------------------------------------------------------
  Total Fund
   Operating
   Expenses     1.69%       1.72%             1.72%       1.99%       2.00%
              ==============================================================


C.   EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                    Mutual
                    Shares     Qualified    Beacon     Discover European
------------------------------------------------------------------------

  CLASS I

  1 Year***         $ 55           $ 55      $ 55      $ 58      $ 58
  3 Years           $ 77           $ 78      $ 78      $ 86      $ 86
  5 Years           $100           $101      $101      $115      $116
  10 Years          $166           $170      $170      $199      $200

  CLASS II

  1 Year            $ 37           $ 37      $ 37       $ 40      $ 40
  3 Years           $ 63           $ 64      $ 64       $ 72       $ 72
  5 Years           $101           $102      $102       $116      $117
  10 Years          $208           $211      $211       $239      $240

  For the same Class II investment, you would pay projected expenses of $27 (Mutual Shares), $27 (Qualified), $27 (Beacon), $30 (European) and $30 (Discovery) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

++THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.

+++ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? - DECIDING WHICH CLASS TO BUY."

++++A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.

*IN CONNECTION WITH THE TRANSACTION WHICH RESULTED IN FRANKLIN MUTUAL BECOMING THE FUND'S INVESTMENT MANAGER, FRANKLIN MUTUAL HAS MADE A COMMITMENT TO THE FUND'S BOARD NOT TO SEEK AN INCREASE IN THE RATE OF INVESTMENT ADVISORY FEES FOR A THREE YEAR PERIOD BEGINNING NOVEMBER 1, 1996.

**THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

***ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon") and Mutual European Fund ("European") each has as its principal objective capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Mutual Discovery Fund ("Discovery") has long-term capital appreciation as its objective. It will seek to achieve its objective by investing up to 50% or more of its assets in foreign investments and including proportionately more investments in smaller capitalization companies than the other series. These objectives are fundamental.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year.

Each series pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). You should bear in mind that since every investment carries risk, the value of the assets of each series of the Fund fluctuates with changes in the market value of its investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

The general investment policy of each series is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.")

Franklin Mutual also has no pre-set limits as to the percentage of each series' portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. Franklin Mutual's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as Franklin Mutual examines each security separately; Franklin Mutual has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the series may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each series may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market system or in the OTC market. Each series may invest in any industry sector although no series will be concentrated in any one industry.

Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The series may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each series is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in Franklin Mutual's opinion, at prices less than their intrinsic value. Consequently, Franklin Mutual's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The series have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to default, that Franklin Mutual identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "Investment Objectives and Policies Medium and Lower Rated Corporate Debt Securities" in the SAI.

Each series also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which each series may invest in such transactions, no series presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a series makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

The series from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or may include supranational organizations such as the World Bank. When a series purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.

The series may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor Franklin Mutual considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The series purchase loans from national and state chartered banks as well as foreign ones. The series normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.

Each series does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which the series may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors.

The series may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities.

The series may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The series generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when Franklin Mutual perceives that one or more of the series may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The series may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the series can profit if the price decreases. The series may also sell securities "short against the box" without limit. See "Investment Objectives and Policies - Short Sales" in the SAI for more discussion of these practices.

Discovery expects to invest up to 50% or more of its assets in foreign companies and to invest proportionately more of its assets in smaller capitalized companies than the other series. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, often may trade at a discount and may not be followed by established financial institutions.

Each series may invest in common stock, preferred stock and corporate debt securities in such proportions as Franklin Mutual deems advisable. Franklin Mutual typically keeps a portion of the assets of each series invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each series may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a series' purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.

NON-U.S. SECURITIES

The series may purchase securities of non-U.S. issuers and Discovery expects that up to 50% or more of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining series expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, and finally with Mutual Shares holding the smallest percentage of these securities. The series may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments, although Franklin Mutual generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Each series of the Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders.
See the SAI.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES

Each series may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. Each series may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the series obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the series may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The series presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described in the SAI.

HEDGING AND INCOME TRANSACTIONS

The series may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the series may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions").

Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a series' portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the series' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a series to utilize these Hedging Transactions successfully will depend on Franklin Mutual's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each series generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the series' assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a series, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a series incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a series might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into hedging transactions may also reduce the series' total return to investors.

FUNDAMENTAL RESTRICTIONS

Each series has adopted a number of fundamental investment restrictions, which may not be changed for a particular series without the approval of that series' shareholders. These restrictions are set forth in the SAI.

Among other things, each series may not purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded; invest more than 25% of the value of its assets in a particular industry (except that U.S. Government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon and European have identical investment objectives, Franklin Mutual seeks to retain certain historical differences among the series on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other series, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. European will utilize the same investment philosophy but will apply it in the context of European investing. Allocation of investments among the series will also depend upon, among other things, the amount of cash in, and relative size of each series' portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the series.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between each series' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Mutual manages the Fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $179 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Michael F. Price since 1976, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence N. Sondike since 1984.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment adviser for the Fund. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of the Fund.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Peter A. Langerman
Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of the Fund.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

MANAGEMENT FEES. The Fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. Under its management agreement, the Fund pays Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon and 0.80% of the average daily net assets of Discovery and European. The fee is computed at the close of business on the last business day of each month.

PORTFOLIO TRANSACTIONS. Franklin Mutual tries to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of each series' average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. Please see "Investment Management and Other Services" in the SAI for more information.

PRIOR SERVICES. Before November 1, 1996, Heine managed the Fund's assets and made its investment decisions under separate investment management agreements that were substantially the same as the management agreement currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, management fees totaling 0.60%, 0.60%, 0.60% and 0.80% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively, were paid to Heine. No fees were earned by Heine with respect to European for the fiscal year ended December 31, 1995, because European did not become operational until July 1996. Total expenses for the fiscal year ended December 31, 1995, including fees paid to Heine, were 0.69%, 0.72%, 0.72% and 0.99% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.10% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

You will generally have to pay Federal income taxes on the dividends and distributions you receive from a series and on gains realized upon redemption of your shares.

Following each calendar year, you will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of your shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and generally be subject to tax.

The IRS requires backup withholding of Federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. If you are using the Fund as a medium for tax qualified retirement plans you may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

Redemptions of shares of a series will be taxable transactions for Federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between your basis in your shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if you have held your shares for a period of more than one year. If you redeem shares of any series at a loss and make an additional investment in the same series 30 days before or after your redemption, the loss may be disallowed under the wash sale rules.

Income received by each series from sources outside the U.S. may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their U.S. federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

In general, a credit for foreign taxes may not exceed the U.S. shareholder's U.S. federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. You are advised to consult your tax advisors with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

The foregoing summary of federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. You are urged to consult your own tax advisors with respect to the tax consequences of an investment in a series of the Fund.

HOW IS THE FUND ORGANIZED?

Each series is a diversified series of Franklin Mutual Series Fund Inc., an open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC under the 1940 Act. Mutual Shares Corporation, Mutual Qualified Income Fund Inc. and Mutual Beacon Fund, Inc. were merged into the Fund on February 19, 1988, and became Mutual Shares, Qualified and Beacon, respectively. Discovery was added on December 31, 1992. European commenced operations on July 3, 1996. The Fund began offering three classes of shares of each series on November 1, 1996: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund - Class II. All shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Fund for matters that affect the Fund as a whole.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

As of January 28, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of Class Z of European.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                                     MINIMUM
                                  INVESTMENTS*
----------------------------------------------
To Open Your Account                 $1,000**
To Add to Your Account                $  25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.
**$500 for accounts opened pursuant to an automatic investment plan.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton
  Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                        TOTAL SALES CHARGE        AMOUNT PAID
                        AS A PERCENTAGE OF        TO DEALER AS A
AMOUNT OF PURCHASE      OFFERING   NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE       PRICE      INVESTED       OFFERING PRICE
------------------------------------------------------------------------

CLASS I

Under $100,000           4.50%       4.71%           4.00%
$100,000 but less
 than $250,000           3.75%       3.90%           3.25%
$250,000 but less
 than $500,000           2.75%       2.83%           2.50%
$500,000 but less
 than $1,000,000         2.25%       2.30%           2.00%
$1,000,000 or more*       None       None             None

CLASS II

Under $1,000,000*        1.00%       1.01%           1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

    IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION
    OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. IF YOU DON'T INCLUDE THIS STATEMENT, WE CANNOT GUARANTEE THAT YOU WILL RECEIVE THE SALES CHARGE REDUCTION OR WAIVER.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4. Redemptions from any Franklin Templeton Fund if you:

   o Originally paid a sales charge on the shares,

   o Reinvest the money within 365 days of the redemption date, and

   o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7. Group annuity separate accounts offered to retirement plans

 8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above. 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers may receive up to 1% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.

4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                         STEPS TO FOLLOW
------------------------------------------------------------------------

BY MAIL                   1. Send us written instructions signed by
                             all account owners

                          2. Include any outstanding share
                             certificates for the shares you're exchanging

------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------
Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. ADDITIONAL PROCEDURES MAY APPLY. PLEASE SEE "TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                    STEPS TO FOLLOW
------------------------------------------------------------------------

BY MAIL        1. Send us written instructions signed by all account
                  owners

               2. Include any outstanding share certificates for the
                  shares you are selling

               3. Provide a signature guarantee if required

               4. Corporate, partnership and trust accounts may need to
                  send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------
BY PHONE

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)

               Call Shareholder Services

               Telephone requests will be accepted:

               o If the request is $50,000 or less. Institutional
                 accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

               o Unless you are selling shares in a Trust Company
                 retirement plan account

               o Unless the address on your account was changed by
                 phone within the last 30 days

------------------------------------------------------------------------
THROUGH YOUR DEALER  Call your investment representative

------------------------------------------------------------------------

Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. If you later decide you would like this option, send us written instructions signed by all account owners.

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December.

Capital gains, if any, may be distributed twice a year and will be distributed at least annually.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR BEFORE SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT      DOCUMENTS REQUIRED
------------------------------------------------------------------------

CORPORATION          Corporate Resolution

------------------------------------------------------------------------
PARTNERSHIP               1. The pages from the partnership agreement
                             that identify the general partners, or

                          2. A certification for a partnership
                             agreement

------------------------------------------------------------------------
TRUST                     1. The pages from the trust document that
                             identify the trustees, or

                          2. A certification for trust

------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $500. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $500.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. If you start the automatic investment plan when you open your account, your initial investment amount may be as little as $500. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton
  Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are as follows:

                  CODE NUMBER
                 -------------
FUND NAME      CLASSI    CLASS II
---------------------------------
Mutual Shares     474         574
Qualified         475         575
Beacon            476         576
Discovery         477         577
European          478         578

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at P.O. Box 33030, 700 Central Avenue, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Franklin Mutual is located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME             TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301     8:30 a.m. to 8:00 p.m.
Dealer Services             1-800/524-4040     8:30 a.m. to 8:00 p.m.
Fund Information            1-800/DIAL BEN     8:30 a.m. to 11:00 p.m.
                            (1-800/342-5236)   9:30 a.m. to 5:30 p.m.
                                               (Saturday)
Retirement Plans            1-800/527-2020     8:30 a.m. to 8:00 p.m.
Institutional Services      1-800/321-8563     9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)      1-800/851-0637     8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the Fund's investment manager

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Product Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

HEINE - Heine Securities Corporation, the Fund's former investment manager that was acquired by Resources on October 31, 1996

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

OTC - Over-the-counter

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

------------------------------------------------------------------------

MAIL THIS COMPLETED APPLICATION
TO THE FUND'S TRANSFER AGENT:

  FRANKLIN MUTUAL SERIES FUND INC.
  C/O PFPC INC.
  P.O. BOX 8901
  WILMINGTON, DE 19899-8901

IF USING AN OVERNIGHT EXPRESS DELIVERY SERVICE
SEND TO:

  FRANKLIN MUTUAL SERIES FUND INC.
  C/O PFPC INC.
  400 BELLEVUE PARKWAY, SUITE 108
  WILMINGTON, DE 19809-3710
------------------------------------------------------------------------
------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS AFTER READING THIS PROSPECTUS, PLEASE CALL
THE FUND 1-800-448-FUND
------------------------------------------------------------------------



FRANKLIN
MUTUAL SERIES
FUND INC.

CLASS Z SHARES

PROSPECTUS AND APPLICATION

PROSPECTUS
DATED NOVEMBER 1, 1996
AS AMENDED FEBRUARY 12, 1997


TRANSFER AGENT AND FUND ADDRESSES

   PLEASE MAIL NEW ACCOUNT APPLICATIONS, REDEMPTION REQUESTS AND
   ALL OTHER CORRESPONDENCE TO:

                 Franklin Mutual Series Fund Inc.
                 c/o PFPC Inc.
                 P.O. Box 8901
                 Wilmington, DE 19899-8901

   PLEASE MAIL ADDITIONAL INVESTMENTS FOR EXISTING ACCOUNTS TO:

                 Franklin Mutual Series Fund Inc.
                 c/o PFPC Inc.
                 P.O. Box 8906
                 Wilmington, DE 19899-8906

   ALL MAIL SENT BY ANY OVERNIGHT CARRIER OR PRIORITY MAIL SHOULD BE ADDRESSED
   TO:

                 Franklin Mutual Series Fund Inc. c/o PFPC Inc.
                 400 Bellevue Parkway - Suite 108
                 Wilmington, DE 19809-3710

   ANY CORRESPONDENCE DIRECTED TO THE FUND'S OFFICE RATHER THAN ITS TRANSFER AGENT SHOULD BE SENT TO:

                 Franklin Mutual Series Fund Inc.
                 51 John F. Kennedy Parkway
                 Short Hills, NJ 07078

                             IMPORTANT PHONE NUMBERS

                                 1-800-858-3013

              MUTUAL SERIES FUND AUTOMATED TELEPHONE INQUIRY SYSTEM

                 CALL THIS NUMBER 24 HOURS A DAY. 7 DAYS A WEEK.

      It's the fastest way to receive net asset value, account balance and distribution information, order duplicate statements, and confirm your last purchase or redemption transaction.

                                 1-800-448-FUND

                  MUTUAL SERIES SHAREHOLDER SERVICES DEPARTMENT

         CALL THIS NUMBER MONDAY-FRIDAY FROM 8:00 A.M. TO 8:00 P.M. EST
        A shareholder service representative will be happy to answer your questions or perform purchase transactions for existing shareholders.

                                 1-800-553-3014

                 MUTUAL SERIES FUND PROSPECTUS/DOCUMENT REQUESTS

     CALL THIS NUMBER MONDAY-FRIDAY FROM 8:30 A.M. TO 11:00 P.M. EST AND ON
                    SATURDAY FROM 9:30 A.M. TO 5:30 P.M. EST
     A representative will be happy to send you a prospectus, applications, annual reports or retirement account documents.

                                WIRE INSTRUCTIONS

TO WIRE AN INVESTMENT TO AN EXISTING ACCOUNT, WIRE FUNDS TO:

        PNC Bank, PHL/ABA #031-00005-3, Attention: Mutual Series Fund Purchase Account DDA 8551030376
        [Series Name], [Shareholder Account Number], [Order/Confirm Number]

PROSPECTUS
DATED NOVEMBER 1, 1996,
AS AMENDED
FEBRUARY 12, 1997

                        FRANKLIN MUTUAL SERIES FUND INC.
                           51 JOHN F. KENNEDY PARKWAY
                              SHORT HILLS, NJ 07078

  Franklin Mutual Series Fund Inc. (the "Fund," "Mutual Series Fund," or "Mutual Series") is an open-end management investment company organized as a series fund with five diversified series currently available. As of November 1, 1996, each series began offering three classes of shares to their investors. This prospectus describes only the no-load Class Z shares. All shares purchased before November 1, 1996, are considered Class Z shares.

  Class Z shares are closed to new investors with the following exceptions:

 1) Existing shareholders of any series as of October 31, 1996, and their immediate family members residing at the same address may purchase additional Z shares subject to the other terms and conditions as set forth in this prospectus.

 2) Redemption proceeds from a sale of Class Z shares of the Fund may be reinvested in the same class of shares of any series within 365 days of the redemption date.

 3) Accounts managed by the Franklin Templeton Group (Franklin Resources, Inc. and its various subsidiaries).

 4) The Franklin Templeton Profit Sharing 401(k) Plan.

 5) Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), including salary reduction plans qualified under
Section 401(k) of the Code, and (i) are sponsored by an employer with at least 5,000 employees, or (ii) have plan assets of $50 million or more. There are no minimum purchase requirements for investments by these entities.

 6) Employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996, may complete a direct rollover to an IRA.

 7) Partnership shareholders who have an account on October 31, 1996, will be able to open new accounts whether or not they are listed on the registration.

 8) A registered investment advisor ("RIA") or registered certified financial planner ("CFP") who has clients invested in the Fund on October 31, 1996, will be able to purchase additional Class Z shares or open new Class Z individual client or omnibus accounts.

 9) A RIA or CFP who does not have clients invested in the Fund on October 31, 1996, will be able to purchase Class Z shares through a broker-dealer or service agent after the broker-dealer or service agent has entered into an agreement with Franklin/Templeton Distributors, Inc. ("Distributors"), the Fund's principal underwriter.

10) Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

11) Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

12) Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment.

13) Members of qualified groups as defined under "Additional Information."

14) Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their immediate family members.

15) Mutual Shares Fund and Mutual Discovery Fund may be purchased by the three funds within the Franklin Templeton Fund Allocator Series that invest $1,000 or more.

16) Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction.

17) Employer-sponsored retirement plans invested in the Fund as of October 31, 1996, will be able to add new participants and accounts. In addition employees who own Fund shares through an employer-sponsored retirement plan as of October 31, 1996, may open new individual Class Z accounts in their own names.

18) Individual investors who invest $5 million or more in the Franklin Templeton Funds, if at least $1 million of that amount is invested in Class Z or Advisor Class shares of any of the Franklin Templeton Funds. To determine if these requirements are met, the amount of the current purchase is added to the cost or current value, whichever is higher, of the investor's existing shares in the Franklin Templeton Funds.

19) Corporate shareholders invested in the Fund as of October 31, 1996, may open new accounts using the same registration or if the corporation is reorganized into smaller, independent companies, the new companies will be able to purchase Class Z shares.

20) Shareholders who owned shares of the Fund through a broker-dealer or service agent omnibus account on October 31, 1996.

  Anyone who is not a shareholder of record, but is eligible to purchase shares under any of the various provisions set forth above must include a written statement with each purchase order explaining which exception applies to the purchase. If the purchase order is not accompanied by this statement, the Fund cannot guarantee that the purchase will be accepted. Employees covered under employer-sponsored retirement plans must supply documentation to prove they owned shares of the Fund through the employer-sponsored retirement account on October 31, 1996 (or within the prior three months if their most recent statement does not go through October 31, 1996). Shareholders who owned shares through a broker-dealer or service agent omnibus account will also be required to submit documentation to prove they owned shares of the Fund on October 31, 1996.

  Mutual Shares Fund ("Mutual Shares") originally organized in 1949, Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon") and Mutual European Fund ("European"), each has capital appreciation, which occasionally may be short-term, as its principal investment objective and income as its secondary objective. Mutual Discovery Fund ("Discovery") has long-term capital appreciation as its objective which it will seek to achieve by investing up to 50% or more of its assets in foreign investments and including proportionately more investments in smaller capitalization companies than the other series. European anticipates having at least 65% of its invested assets invested in European investments.


  Each series may invest in the securities of companies involved in prospective mergers, consolidations, liquidations and reorganizations, or as to which there exist tender or exchange offers. The series may also invest in other debt and equity securities including junk bonds. Each series may invest up to 15% of its net assets in illiquid securities; this could result in more risk as well as higher transaction costs than investing in more liquid assets.

  This Prospectus concisely sets forth the information that a prospective investor should know before investing in the Class Z shares of any series of the Fund. Please retain this Prospectus for future reference. A Statement of Additional Information, dated November 1, 1996, as amended February 12, 1997, and as may be further amended from time to time, containing additional and more detailed information about the Fund and the Class Z shares has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information and the most recent Annual Report of each series which contains additional performance information can be obtained without charge by calling the Fund at 1-800-553-3014, or writing to the Fund at its above address, Attention: Shareholder Services.

  If you have any questions after reading the prospectus, please call the Fund at 1-800-448-FUND.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------
                               INVESTMENT ADVISER

                         FRANKLIN MUTUAL ADVISERS, INC.


                              ANNUAL EXPENSE TABLES
             ANNUAL MUTUAL SHARES FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

  Management Fees                                         .60%
  Other Expenses                                          .09%
  Total Fund Operating Expenses                           .69%

EXAMPLE*                        1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                --------------------------------
                                  $7      $22     $38      $86

         ANNUAL MUTUAL QUALIFIED FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

  Management Fees                                         .60%
  Other Expenses                                          .12%
  Total Fund Operating Expenses                           .72%

EXAMPLE*                        1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                --------------------------------
                                  $7      $23     $40      $89

             ANNUAL MUTUAL BEACON FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

  Management Fees                                         .60%
  Other Expenses                                          .12%
  Total Fund Operating Expenses                           .72%

EXAMPLE*                        1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                --------------------------------
                                  $7      $23     $40      $89

            ANNUAL MUTUAL DISCOVERY FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

  Management Fees                                         .80%
  Other Expenses                                          .19%
  Total Fund Operating Expenses                           .99%

EXAMPLE*                        1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                --------------------------------
                                  $10     $32     $55     $121

            ANNUAL MUTUAL EUROPEAN FUND - CLASS Z OPERATING EXPENSES
                (estimated as a percentage of average net assets)

  Management Fees                                         .80%
  Other Expenses                                          .20%
  Total Fund Operating Expenses                          1.00%

EXAMPLE*                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                --------------------------------
                                  $11     $35      $60     $133

*You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return before expenses and (2) redemption at the end of each time period.

  The purpose of the preceding table is to assist an investor in understanding the various direct and indirect costs and expenses that are borne by an investor in each of the Fund's series. The table should not be considered a representation of past or future expenses or return. Actual expenses and return of each of the Fund's series vary from year to year and may be higher or lower than those shown. There are presently no sales charges, no deferred sales charges, no redemption fees and no contingent charges which an investor is required to pay in connection with Class Z shares. The Fund does not contemplate that any such charges will be imposed in the future on Class Z shares, but the Fund, in its discretion, is permitted to assess such charges. The only fees and expenses presently incurred are the advisory fees paid to Franklin Mutual Advisers, Inc. ("Franklin Mutual" or the "Adviser") pursuant to an investment advisory agreement with each series, fees for certain administrative facilities or services, pursuant to an administration agreement with Franklin Templeton Services, Inc. ("FT Services"), and other expenses of operating the Fund and the series.

  On June 25, 1996, Heine Securities Corporation ("Heine") entered into an agreement to merge the business of Heine and Franklin Resources, Inc. ("Resources") through a sale of Heine assets to Franklin Mutual, a newly organized subsidiary of Resources (the "Transaction"). In connection with the Transaction, Resources and Franklin Mutual have agreed to two expense limitations for the Class Z shares of each series and have made commitments to the Board in this regard. First, they have agreed that for a three year period commencing on the date of the closing of the Transaction, Franklin Mutual will not seek an increase in the rates of the investment advisory fees payable to Franklin Mutual by each series. Second, the parties have agreed that the ordinary expenses of each series' Class Z shares (based on a percentage of net assets) will not be higher than they are expected to be for the Fund's 1996 fiscal year based on the projected annualized expense ratios for each series' Class Z shares. Increases in expenses beyond the projected 1996 expense ratios will be permitted, however, if the Fund's Board of Directors determines that such expenses also would have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, the number of shareholder accounts and general economic conditions) had the Transaction not taken place. The second expense limitation described above does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions and expenses of an extraordinary nature.

                             PERFORMANCE INFORMATION

  From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in one of the series of the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in one of the series of the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Class Z shares of the Fund do not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return.


  The Fund's Class Z average annual total return for the 1, 5 and 10 year periods, or portion thereof, ended June 30, 1996, respectively, are as follows:

                                1 YEAR    5 YEARS 10 YEARS
                                ------    ------- --------
Mutual Shares                   21.95%    17.83%   14.16%
Qualified                       21.51%    18.43%   14.59%
Beacon                          22.52%    18.23%   15.20%
Discovery                       25.55%     N/A*      N/A
European**                        N/A      N/A       N/A

*Mutual Discovery Fund commenced operations on December 31, 1992. The average annual return for the three year period ended June 30, 1996 was 20.20%.

**Mutual European Fund commenced operations on July 3, 1996.

       THE FUND'S TOTAL RETURN IS A HISTORICAL MEASURE OF PAST PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. BECAUSE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, THE FUND'S SHARES MAY BECOME WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                         CONDENSED FINANCIAL INFORMATION

                          MUTUAL SHARES FUND - CLASS Z

                              FINANCIAL HIGHLIGHTS

(Selected data for a share of capital stock outstanding throughout each year)

                    (Unaudited)
                    For the Six
                    Months Ended
                    June 30,          Year Ended December 31,
                    -----------------------------------------------------------
                    1996    1995    1994   1993    1992    1991   1990    1989   1988   1987   1986
                    ---     ---     ---     ---     ---     ---    ---     ---    ---    ---    ---
NET
 ASSET
 VALUE,
 Beginning
 of Year          $86.45   $78.69  $80.97 $73.36  $64.49  $56.39  $67.1  $67.77  $57.83 $60.43  $57.57
                    ----     ----    ----    ----   ----    ----   ----    ----  ----     ----    ----
INCOME FROM
 INVESTMENT
 OPERATIONS:

Net
 Investment
 Income           1.49      1.99    1.34    1.41     1.55    2.04   3.32  4.03    2.64    2.23    2.43

Net Gains
 or Losses \
 on
 Securities
 (realized
 and
 unrealized)    5.64     20.51    2.28    13.89    12.07    9.69   (9.86) 6.00    14.98   1.78   7.29
                ----      ----    ----     ----     ----    ----     ---- ----     ----   ----   ----

Total
 from
 Investment
 Operations    7.13      22.50   3.62    15.30    13.62     11.73  (6.54) 10.03   17.62   4.01   9.72
               ---        ---    ---      ---      ---       ---     ---   ---     ---     ---   ---
LESS
 DISTRIBUTIONS:

Dividends
  (from
  net
  investment
  income)      .10      1.93     1.34    1.38     1.59     2.00    3.34   4.09    2.63    2.52   2.34

Distributions
 (from
 capital
 gains)     2.90      12.81     4.56     6.31     3.16     1.63     .89   6.55    5.05    4.09   4.52
            ----       ----     ----     ----     ----     ----    ----   ----    ----    ----   ----
Total
 Distri-
 butions   3.00       14.74    5.90     7.69     4.75      3.63     4.23  10.64   7.68    6.61   6.86

           ----        ----    ----     ----     ----      ----     ----   ----   ----    ----   ----
NET
 ASSET
 VALUE,

End of
 Period  $90.58    $86.45   $78.69    $80.97   $73.36    $64.49    $56.39 $67.16  $67.77 $57.83 $60.43
           ====      ====     ====      ====     ====      ====      ====   ====    ====   ===     ===
Total
 Return*  8.20%     29.11%    4.53%    21.00%    21.33%    20.99% (9.82)% 14.93%   30.69% 6.34% 16.99%
           ====      ====     ====      ====      ===       =====   ====    ====    ====   ====   ====
RATIOS/
 SUPPLEMENTAL
 DATA:

Net
 Assets,
 End of
 Period
 (millions)$5,922 $5,230  $3,746      $3,527    $2,913    $2,640   $2,521 $3,403 $2,551  $1,685 $1,403

Ratio of
  Expenses
 to Average
 Net Assets .67%**  .69%   .72%         .74%      .78%      .82%    .85% .65%*** .67%***  .69%   .70%

Ratio of
 Net
 Investment
 Income to
 Average
 Net Assets 4.23%** 2.47% 1.80%        1.90%     2.18%      3.08% 4.88% 5.57%*** 4.16%*** 3.32%  4.07%

Portfolio
 Turnover
 Rate     22.96%   79.32% 66.55%     48.78%     41.06%     47.89%  43.41% 71.54%  89.67%  77.72% 122.30%

Average
 Commission
Per Share+ $.040      -     -           -          -          -      -      -        -     -      -

*Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

**Annualized.

***After reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .67% and 5.55% in 1989 and .74% and 4.09% in 1988.

+Average commission rate is calculated for the periods beginning on or after January 1, 1996.




                         CONDENSED FINANCIAL INFORMATION
                         MUTUAL QUALIFIED FUND - CLASS Z
                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

           (Unaudited)
           For the Six
           Months Ended
           June 30,  Year Ended December 31,
           --------------------------------------------------------------
           1996     1995     1994     1993     1992     1991     1990     1989   1988   1987   1986
            ---      ---      ---      ---      ---      ---      ---      ---    ---    ---    ---
NET
 ASSET
 VALUE,
 Beginning

 of Year  $29.74  $26.67    $27.00   $24.43    $21.18  $18.37   $22.21   $22.71  $19.37 $20.06 $19.15
            ----    ----      ----     ----      ----    ----     ----     ----    ----   ----   ----

INCOME
 FROM
 INVESTMENT
 OPERATIONS:

Net
 Investment
 Income     .47   .66         .43        .38      .49    .67      1.22     1.34   .84    .77     .90

Net
 Gains or
 Losses on
 Securities
 (realized
 and
 unrealized)2.28 6.33        1.10       5.12      4.27  3.18      (3.45)   1.91   4.95   .86   2.42
            ---- ----        ----       ----      ----  ----       ----    ----   ----  ----   ----

Total from
 Investment
 Operations 2.75 6.99        1.53       5.50      4.76  3.85      (2.23)   3.25    5.79  1.63  3.32
            ---- ----        ----       ----      ----  ----       ----    ----    ----  ----  ----

LESS
 DISTRIBUTIONS:

Dividends
 (from
 net
 investment
 income)   .05  .65          .43         .37        .49   .67      1.23   1.36    .83  .88  .85

Distributions
 (from
 capital
 gains)   .95  3.27         1.43        2.56       1.02    .37     .38    2.39   1.62  1.44   1.56
         ----  ----         ----        ----       ----   ----    ----    ----   ----  ----   ----

Total
Distributions
        1.00  3.92          1.86        2.93       1.51   1.04    1.61    3.75   2.45  2.32   2.41
        ----  ----          ----        ----       ----   ----    ----    ----   ----  ----    ----
NET
 ASSET
 VALUE,
 End of
 Period $31.49 $29.74     $26.67      $27.00     $24.43  $21.18  $18.37  $22.21  $22.71 $19.37 $20.06
          ==== ====         ====        ====       ====    ====    ====    ====    ====   ====   ====

TOTAL
 RETURN* 9.21% 26.60%      5.73        22.71%    22.70%   21.13% (10.12)% 14.44% 30.15%  7.72% 17.51%
          ====  ====       ====         ====      ====     ====     ====   ====   ====   ====   ====

RATIOS/
 SUPPLEMENTAL
 DATA:

Net
 Assets,
 End
 of
 Period
 (millions)$3,787 $3,002 $1,792    $1,511      $1,251   $1,110   $1,075   $1,470    $1,094     $686 $561

Ratio of
  Expenses to
  Average Net
  Assets   .72%*   .72%   .73%      .78%        .82%      .87%   .89%   .70%***   .62%*** .71%  .68%

Ratio of Net
  Investment I
  Income to
  Average Net
  Assets  4.06%** 2.71%  1.91%     1.65%       2.10%     3.09%   5.40%  5.61%*** 3.96%*** 3.43% 4.55%

Portfolio
  Turnover
  Rate    25.84% 75.59% 67.65%     56.22%     47.39%     51.99%   46.12%  73.41% 85.05%   73.50% 123.50%

Average
 Commission
 Per Share+
         $.043    -      -           -          -          -        -       -      -         -      -

*Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

**Annualized.

***After
reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .71% and 5.60% in 1989 and .69% and 3.89% in 1988. +Average commission rate is calculated for the periods beginning on or after January 1, 1996.


                         CONDENSED FINANCIAL INFORMATION
                          MUTUAL BEACON FUND - CLASS Z
                              FINANCIAL HIGHLIGHTS

(Selected data for a share of capital stock outstanding throughout each period)

            (Unaudited)
            For the Six                                                           Sept. 1,
            Months Ended                                                          1987 toYear Ended
            June 30,      Year Ended December 31,                                 Dec. 31,August 31,
            -----------------------------------------------------------------
            1996     1995     1994     1993     1992     1991     1990     1989   1988   1987  1987   1986
             ---      ---      ---      ---      ---      ---      ---      ---    ---    ---   ---    ---
NET
 ASSET
 VALUE,
 Beginning
 of Period $35.94  $31.03   $31.09   $27.10    $23.36   $20.80   $24.09  $22.85  $19.49 $24.78 $19.27 $15.73
             ----    ----     ----     ----      ----     ----      ----  ----     ----   ----   ----   ----

INCOME
 FROM
 INVESTMENT
 OPERATIONS:

Net
 Investment
 Income     .70    .87      .46        .37      .45      .75     1.08     1.12    .77    .22     .37   .28

Net Gains
 or Losses
 on
 Securities
 (realized
 and
 unrealized)
           3.02   7.09     1.28       5.81       4.85   2.88    (3.03)   2.84    4.80   (3.96)   6.39  3.51
           ----   ----     ----       ----       ----   ----     ----    ----    ----     ----   ----  ----
Total
 from
 Investment
 Operations
          3.72   7.96     1.74        6.18       5.30   3.63    (1.95)   3.96    5.57   (3.74)   6.76   3.79
          ---     ---      ---         ---        ---    ---       ---    ---    ----    ----    ----   ----
LESS DISTRIBUTIONS:

Dividends
(from net
 nvestment
 income)
        .05     .84      .44         .37         .46     .74    1.08      1.17    .80     .51      .31   .25

Distributions
 (from capital
 gains)
      1.15     2.21     1.36       1.82         1.10     .33    .26       1.55    1.41    1.04     .94    -0-
      ----     ----     ----        ---         ----     ---    ---        ---     ---    ----     ---    ----

Total
 Distributions
     1.20     3.05    1.80         2.19         1.56     1.07    1.34      2.72    2.21     1.55   1.25    .25
     ----     ----    ----         ----         ----     ---     ---      ----    ----     ----   ----   ----

NET
 ASSET
 VALUE,
 End
 of
 Period
     $38.46  $35.94  $31.03       31.09       27.10     $23.36  $20.80   $24.09  $22.85  $19.49  $24.78   $19.27
     ======  =====    =====       ======      ======      =====   =====      ===  =====   =====   ======  ======

TOTAL RETURN*
     10.31%  25.89%  5.61%       22.93%       22.92%     17.60%  (8.17)%  7.46%  28.79%  (15.12)%  37.33%  24.34%
     =====   =====   ====         ====        ====       ====    =====   ====    =====    ======   =====   ======

RATIOS/
 SUPPLEMENTAL
 DATA:

Net Assets,
 End of Period
 (millions)
    $4,400  $3,573  $2,060     $1,062        $534         $398     $388    $409  $214     $131     $159       $65

Ratio of
 Expenses to
 Average Net
 Assets
    .71%** .72%      .75%       .73%         .81%         .85%      .85% .67%***.59%***  .87%**    .85%     1.16%

Ratio of
 Net
 Investment
 Income
 to Average
 Net Assets
     4.79%** 2.89% 1.96%      1.53%        1.90%         3.07%     4.59% .98%***3.64%*** 2.86%**  2.50%    2.86%

Portfolio
 Turnover
 Rate
    27.14% 73.18%  70.63%    52.88%     57.52%         56.63%     57.74% 67.18%  86.79% 28.07%   73.41%  112.91%

Average
 Commission
 Per Share+
     $.038  -        -           -          -             -         -       -        -    -          -      -

*Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore, the Fund's shares may become worth more or less than their original cost.

**Annualized.

***After reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .68% and 4.97% in 1989 and .66% and 3.57% in 1988. +Average commission rate is calculated for the periods beginning on or after January 1, 1996.

                         CONDENSED FINANCIAL INFORMATION
                         MUTUAL DISCOVERY FUND - CLASS Z
                              FINANCIAL HIGHLIGHTS

 (Selected data for a share of capital stock outstanding throughout each year)

                                   (Unaudited)
                                   For the Six
                                  Months Ended
                              June 30, Year Ended December 31,
                                ----------------------------------
                                1996    1995     1994     1993
                                 ---     ---      ---      ---
NET ASSET VALUE, BEGINNING
 OF YEAR                        $15.16 $12.55   $13.05  $10.00
                                ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income             .13     .17      .15     .10
Net Gain on Securities
 (realized and unrealized)       1.82    3.40      .32    3.48
                              ------   ------   ------  ------
Total from Investment
 Operations                      1.95    3.57      .47     3.58
                               ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends
 (from net investment
 income)                          .02     .14      .16      .09
Distributions
(from capital gains)              .33     .82      .81      .44
                               ------   ------   ------  ------

Total Distributions               .35     .96      .97     .53
                              ------   ------   ------  ------
NET ASSET VALUE,
 END OF PERIOD                 $16.76  $15.16   $12.55   $13.05
                               ======   ======   ======  ======
TOTAL RETURN*                   12.85%  28.63%    3.62%  35.85%
                               ======   ======   ======  ======
RATIOS/SUPPLEMENTAL DATA:
Net Assets,
End of Period (millions)       $2,263  $1,370     $725     $548
Ratio of
 Expenses to Average
 Net Assets                    .91%**    .99%     .99%    1.07%
Ratio of Net
 Investment Income to
 Average Net Assets           3.59%**   2.00%    1.64%    1.17%
Portfolio Turnover Rate      38.27%    73.23%   72.70%   90.37%
Average Commission
 Per Share***                 $.023      -        -         -

*Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

**Annualized.

***Average commission rate is calculated for the periods beginning on or after January 1, 1996.


                         CONDENSED FINANCIAL INFORMATION
                         MUTUAL EUROPEAN FUND - CLASS Z
                              FINANCIAL HIGHLIGHTS

 (Selected data for a share of capital stock outstanding throughout each year)

                                  (Unaudited)
                                    For the
                             Period July 3, 1996, to
                              DECEMBER 31, 1996
                            ------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $10.00
                               ------
INCOME FROM INVESTMENT
 OPERATIONS:

Net Investment Income             .06
Net Gain on Securities
  (realized and unrealized)      1.40
                                -----
Total from Investment
  Operations                     1.46
                                 ----
LESS DISTRIBUTIONS:

Dividends
  (from net
  investment income)              .05
Distributions
  (from capital gains)            .02
                                 ----
Total Distributions               .07
                                 ----
NET ASSET VALUE,
  END OF PERIOD                $11.39
                                ======
TOTAL RETURN*                   14.61%
                                ======

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End
  of Period (millions)         $450
Ratio of Expenses to
  Average Net Assets           1.14%**
Ratio of Expenses,
  Net of Reimbursement,
  to Average Net Assets        1.09%**
Ratio of Net
  Investment Income to
  Average Net Assets           1.84%**
Portfolio Turnover Rate       26.76%
Average Commission Per Share   $.023

*Total Return includes changes in share price and reinvestment of dividends and capital gain distributions and is not annualized. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost. **Annualized.


  The preceding tables set forth information regarding financial highlights for the Class Z shares of each series of the Fund. Prior to February 19, 1988, Mutual Shares, Qualified and Beacon were separate entities; as series of the Fund, they continue their separate economic identities. Beacon's fiscal year end was changed from August 31 to December 31 in connection with the merger into the Fund.

  With the exception of Mutual European, the tables on the preceding pages should be read in conjunction with each of the Fund's financial statements and related notes included in their Annual Reports (incorporated by reference into the Statement of Additional Information) which have been audited by Ernst & Young LLP, the Fund's independent auditors, since January 1, 1987, for Mutual Shares and Qualified, since September 1, 1987, for Beacon and for Discovery since its inception. Further information regarding performance is contained in the Fund's Annual Reports to Shareholders, which are available upon request and without charge by calling 1-800-553-3014.

                                    THE FUND

  Franklin Mutual Series Fund Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a series fund with five separate, diversified series currently outstanding, each of which is designed to provide investors with participation in diversified investments under the supervision of experienced investment counsel. This type of investment company is commonly called a mutual fund. The Fund was organized as a Maryland corporation on November 12, 1987. Mutual Shares Corporation, Mutual Qualified Income Fund Inc. and Mutual Beacon Fund, Inc. were merged into the Fund on February 19, 1988, and became Mutual Shares, Qualified and Beacon, respectively. Discovery was added on December 31, 1992. European commenced operations on July 3, 1996. The Fund may add additional series or classes from time to time. Each of the series should be perceived as being only a portion of a balanced investment strategy.

INVESTMENT OBJECTIVES AND POLICIES AND RISKS

  Mutual Shares, Qualified, Beacon and European each has as its principal objective capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery has long-term capital appreciation as its objective. It will seek to achieve its objective by including up to 50% or more of its investments in foreign companies and investing proportionately more of its assets in small capitalization companies than the other series. These objectives are fundamental. European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year. Each series pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). An investor should bear in mind that since every investment carries risk, the value of the assets of each series of the Fund fluctuates with changes in the market value of its investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board of Directors of the Fund reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

  The general investment policy of each series is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of the series' investment adviser, Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.") The Adviser also has no pre-set limits as to the percentage of each series' portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. The Adviser's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Adviser examines each security separately; the Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the series may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each series may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market system or in the over-the-counter market. Each series may invest in any industry sector although no series will be concentrated in any one industry. Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The series may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each series is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in the Adviser's opinion, at prices less than their intrinsic value. Consequently, the Adviser's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The series have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to default, that the Adviser identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "Investment Objectives and Policies - Medium and Lower Rated Corporate Debt Securities" in the Statement of Additional Information.

  Each series also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which each series may invest in such transactions, no series presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a series makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual. The series from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation, or the Pension Benefit Guaranty Corporation or may include supranational organizations such as The World Bank. When a series purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The series may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The series purchase loans from national and state chartered banks as well as foreign ones. The series normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. Each series does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which the series may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors. The series may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board of Directors of the Fund has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities. The series may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The series generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Adviser perceives that one or more of the series may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The series may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the series can profit if the price decreases. The series may also sell securities "short against the box" without limit. See "Investment Objectives and Policies - Short Sales" in the Statement of Additional Information for further discussion of these practices.

  Discovery expects to invest to a greater degree than the other series in smaller capitalized companies. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, often may trade at a discount and may not be followed by established financial institutions.

  Each series may invest in common stock, preferred stock and corporate debt securities in such proportions as the Adviser deems advisable. The Adviser typically keeps a portion of the assets of each series invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each series may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a series' purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.

NON-U.S. SECURITIES

  The series may purchase securities of non-U.S. issuers and Discovery expects that up to approximately 50% of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining series expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, and finally with Mutual Shares holding the smallest percentage of these securities. The series may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments although the Adviser generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

  Each series of the Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

  Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. See "Taxes" in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES

  Each series may invest up to 10% of its assets in repurchase agreements including tri-party repurchase agreements. Each series may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the series obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the series may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The series presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described under "Investment Objectives and Policies" in the Statement of Additional Information.

HEDGING AND INCOME TRANSACTIONS

  The series may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the series may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a series' portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the series' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a series to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each series generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the series' assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

  Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a series, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a series incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a series might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into hedging transactions may also reduce the series' total return to investors.

FUNDAMENTAL RESTRICTIONS

  Each series has adopted a number of fundamental investment restrictions, which may not be changed for a particular series without the approval of that series' shareholders. These restrictions are set forth in the Statement of Additional Information.

  Among other things, each series may not purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges on which such securities are traded; invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

  While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon and European have identical investment objectives, the Adviser seeks to retain certain historical differences among the series on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other series, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, the Adviser expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. European will utilize the same investment philosophy but will apply it in the context of European investing. Allocation of investments among the series will also depend upon, among other things, the amount of cash in, and relative size of each series' portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the series.

                             MANAGEMENT OF THE FUND

The management and affairs of the Fund are supervised by the Fund's Board of Directors.

THE INVESTMENT ADVISER AND ADMINISTRATOR

  Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, NJ 07078 serves as each series' investment adviser. Franklin Mutual manages their investments, subject to supervision by the Fund's Board of Directors. FT Services provides various administrative services and supervises each series' daily business affairs. Franklin Mutual and FT Services are wholly owned subsidiaries of Resources, a publicly owned company engaged in the worldwide financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

MANAGEMENT TEAM

  The team responsible for the day-to-day management of the Fund's portfolio is:
Michael F. Price since 1976, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence
N. Sondike since 1984.

  Michael F. Price
  Chief Executive Officer and President of Adviser

  Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, the former investment adviser for the Fund. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of the Fund.

  Jeffrey A. Altman
  Senior Vice President of Adviser

  Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

  Robert L. Friedman
  Senior Vice President of Adviser

  Mr. Friedman has a Bachelor of Arts degree in humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

  Raymond Garea
  Senior Vice President of Adviser

  Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

  Peter A. Langerman
  Senior Vice President of Adviser

 Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of the Fund.

  Lawrence N. Sondike
  Senior Vice President of Adviser

 Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to October 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

  Franklin Mutual serves as investment adviser to each series pursuant to an investment advisory agreement with each series (collectively, "the Advisory Agreement") which was approved by the shareholders of each such series at a meeting held on October 25, 1996. Under the Advisory Agreements Franklin Mutual is paid a fee at an annual rate of .60% of the average daily net assets of Mutual Shares, Qualified and Beacon, .80% of the average daily net assets of Discovery and .80% of the average daily net assets of European, which accrues daily and is payable on the first business day of the next month for the number of days the Advisory Agreements was in effect during the preceding month. The Adviser has complete discretion in the investment and management (including the voting of securities) of each series' assets in accordance with their respective investment objectives and policies and subject to general review and direction by the Board of Directors of the Fund. Under this Agreement each series acknowledges that the Adviser may and does perform advisory services for others, that officers and employees of the Adviser invest for their own account and that the Fund does not expect, subject always to the good faith of the Adviser, to obtain the benefit of investment opportunities developed by the Adviser, or such officers and employees, but in which the Adviser does not cause such series to invest.

  FT Services, the Fund's business manager, provides certain administrative facilities and services for each series. FT Services is paid a fee of .15% of each series' average daily net assets up to $200 million, .135% of average daily net assets over $200 million up to $700 million, and .10% of average daily net assets over $700 million up to $1.2 billion, and .075% on assets in excess of $1.2 billion.

  The Adviser and its agents, officers and directors are generally indemnified under the Advisory Agreement against liabilities and expenses reasonably incurred in connection with acts taken while acting in the capacities enumerated in the Advisory Agreement, except no indemnity is provided for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a position. Such indemnification will be made pursuant to procedures which comply with the requirements of the 1940 Act and applicable state law.

  The Advisory Agreement of Mutual Shares, Qualified, Beacon, Discovery and European continue in effect until June 30, 1998. The Advisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund or with respect to any series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser, each on 60 days' written notice to the other. The Advisory Agreement automatically terminates upon assignment.

  The Adviser will reimburse a series for any expenses incurred in excess of that permitted by the most restrictive jurisdiction in which the Fund is qualified to sell shares up to the total fee payable to the Adviser as to such series.

  PRIOR SERVICES. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements that were substantially the same as the agreement currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, management fees totaling 0.60%, 0.60%, 0.60% and 0.80% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively, were paid to Heine. Total expenses for Class Z for the fiscal year ended December 31, 1995, including fees paid to Heine, for the same period were 0.69%, 0.72%, 0.72% and 0.99% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively.

                             HOW TO PURCHASE SHARES

  Class Z shares of the Fund are available to the entities listed on the first two pages of this prospectus and are sold in a continuous offering at the public offering price, which is equal to the net asset value per share of the series being purchased next determined (see "Net Asset Value") after a purchase order is received by the Fund or the Fund's transfer agent. See "Additional Information." For assistance in completing the application and for additional information about the shareholder services listed herein, call the Fund at 1-800-448-FUND.

                                          MINIMUM
                        MINIMUM INITIALSUBSEQUENT PURCHASE
                           PURCHASE (FOR ALL ACCOUNTS)
                        -----------------------------------
           Beacon          $1,000          $25
           Discovery       $1,000          $25
           European        $1,000          $25
           Mutual Shares   $1,000          $25
           Qualified       $1,000          $25

  In exceptional cases the Fund may, in its sole discretion, waive these amounts. The Fund reduces or waives the initial investment minimum for all retirement plan accounts. Currently, the Fund does not allow investments by Market Timers. Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

  The Fund may also establish in its discretion different minimum investment amounts with respect to investments in the Fund by employees of the Franklin Templeton Group (Franklin Resources, Inc. and its various subsidiaries).

  All orders for shares of a series which are accepted by the Fund will be priced at the net asset value per share of that series next computed after receipt of the order by the Fund's transfer agent, or by the Fund, subject to collection of funds. In order to receive that day's price an order must be received and accepted prior to the time that the series' net asset value is calculated which is the earlier of 4:00 p.m. Eastern time or the close of the New York Stock Exchange (the "Exchange") on that day. Placement and acceptance of an order results in the obligation on the part of an investor to pay for the shares. Monies used to purchase shares of the Fund must be drawn on U.S. banks and be payable in U.S. dollars. No third party checks will be accepted by the Fund except with respect to shareholders who are rolling over money to a retirement account from another retirement account. If for any reason funds for a purchase are not collectible, the Fund may redeem the shares and hold the investor liable for any amount by which the purchase price exceeds the net asset value of the shares redeemed. Shareholders may not receive the proceeds from a redemption of shares until funds covering such purchases have been collected; however, shareholders who have existing accounts with a value equal to or greater than the value of the securities to be redeemed may redeem shares up to the value of the account at the time the request for redemption is received. Payment made by certified check or wired funds is considered to be collected upon receipt. (See "How to Redeem Shares.")

  Unless a shareholder includes his taxpayer identification number (social security number for individuals) on the Fund's Application and certifies that he is not subject to backup withholding, no new account will be opened. For existing accounts with no certification the Fund is required to withhold and remit to the Internal Revenue Service ("IRS") 31% of all taxable distributions to the shareholder.

  The Fund reserves the right, in its sole discretion, to refuse at any time to accept orders for the purchase of any series (from existing shareholders as well as accounts to be opened by entities described on the first two pages of this prospectus) and to suspend the reinvestment of income dividends and capital gains distributions. Without limiting the foregoing, the Adviser will consider exercising such refusal right as to a series when it determines that it cannot effectively invest the available funds on hand in accordance with that series' investment policies.

WRITTEN SUBSCRIPTIONS

  Written subscriptions for shares are accepted on any business day at Mutual Series Fund subject to the eligibility criteria, discussed in the forepart of this prospectus. All written subscriptions must specify the series and class to be purchased, identify the family member or other entity who qualifies you as a subscriber and must be accompanied by payment.

    New account applications should be sent to:

       Franklin Mutual Series Fund Inc.
       c/o PFPC Inc.
       P.O. Box 8901
       Wilmington, DE 19899-8901.

    Existing shareholders should mail additional investments to:

       Franklin Mutual Series Fund Inc.
       c/o PFPC Inc.
       P.O. Box 8906
       Wilmington, DE 19899-8906.

    If an overnight delivery service is used, subscriptions should be sent to:

       Franklin Mutual Series Fund Inc.
       c/o PFPC Inc.
       400 Bellevue Parkway, Suite 108
       Wilmington, DE 19809-3710.

    Written subscriptions are also accepted at the Fund's offices at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

PURCHASE BY TELEPHONE

  Purchases, except for retirement accounts, may be made orally by current Fund shareholders who telephone the Fund at 1-800-448-FUND prior to the earlier of 4:00 p.m. Eastern time or the close of the Exchange. Such orders are accepted or rejected in the sole discretion of the Fund. Telephone purchases must be for at least $1,000 and must be made in an account that has an existing balance equal to at least one half of the telephone purchase.

    Automated Transfers:

      An Automated Transfers application must be completed and effective prior to making telephone purchases. Please call 1-800-553-3014 for an application or, complete section 7 of the application attached to this prospectus.

  All telephone purchases will be processed through the Automated Transfers process except for certain institutional investors who have established (via the Fund's recorded telephone line) the ability to wire such purchase payments to the Fund.

  If for any reason funds are not received in a timely manner and the Fund redeems the shares, the shareholder will be responsible for any amount by which the purchase price exceeds the net asset value of the shares on the day the shares are redeemed. As authorized by the shareholder's purchase application, such amounts will be deducted from the shareholder's account and the transfer agent will redeem a processing fee of $20 for any transfer not honored by your bank. This feature will only apply to those persons who have completed an application containing such authorization.

INSTITUTIONAL INVESTORS

  Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional account application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800-321-8563 Monday through Friday, from 9:00 a.m. EST to 8:00 p.m.
EST.

BROKERS AND DEALERS AND PLAN ADMINISTRATORS

  Purchases and redemptions of any series' shares may be effected through registered broker-dealers. There is no sales or service charge imposed by the Fund as to any series, but such broker-dealers may charge the investor a transaction fee. Such transaction fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. If a broker receives an order prior to pricing on a given day, the broker is required to forward such order to the Fund on that day prior to pricing. A broker's failure to timely forward an order may give rise to a claim by the investor against the broker.

  Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases the Fund may pay the third party an annual sub transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

SHARE CERTIFICATES

  All accounts will be maintained in book entry form; no share certificate will be issued unless the shareholder specifically requests such issuance in writing. Upon written request certificates for any number of full shares, except for shares held in retirement accounts, will be issued and sent to the shareholder of record. The shareholder may incur an expense in replacing any lost share certificates. The Fund recommends that its transfer agent retain all certificates at no cost to the shareholder.

                              HOW TO REDEEM SHARES

  A signature guarantee must accompany a redemption request. This requirement will generally be waived if all of the following circumstances apply:

  1. If the redemption is $50,000 or less,

  2. Payment is going to the address of record (provided that the address has not changed within 10 days of the request),

  3. Payment is being made to the holder(s) of record, and

  4. The redemption request is signed by the holder(s) of record

  The signature guarantee will generally be waived if the redemption is a transfer of assets or direct rollover out of a Mutual Series Fund account being directly sent to another financial institution.

  IMPORTANT: A Signature Guarantee must be executed by banks, broker-dealers, credit unions, national securities exchanges, or a savings association. Guarantee by a notary public is not acceptable. The authorized officer who guarantees the signature(s) must sign in official capacity to bind the guarantor and the words "Signature Guaranteed" must appear with the required stamp.

  Shareholders may redeem all or a portion of their shares in a series by executing and mailing a written request for redemption, as described below.

    The written request for redemption should be mailed to:

       Franklin Mutual Series Fund Inc.
       c/o PFPC Inc.
       P.O. Box 8901
       Wilmington, DE 19899-8901

    If an overnight delivery service is used, redemption requests should be sent to:

       Franklin Mutual Series Fund Inc.
       c/o PFPC Inc.
       400 Bellevue Parkway - Suite 108
       Wilmington, DE 19809-3710

  Redemption requests will be executed at the net asset value per share next computed after receipt of the redemption request, in good order, by the Fund or by its transfer agent (see "Net Asset Value"). In order to receive that day's price a redemption request in good order with an original signature must be received by the earlier of 4:00 p.m. Eastern time or the close of the Exchange on that day. Neither the Fund nor the transfer agent will accept redemption requests made by telephone or by fax. Payment of monies will be made within seven days after receipt by the transfer agent of the redemption request in good order and accompanied by the appropriate documents as described below. Mailing of the proceeds of a redemption may be delayed up to 15 days from the day of a purchase to allow the purchase to clear. This potential 15 day delay applies to payment by personal or bank check. If payment is made by certified check or wire, proceeds from the redemption request will not be subject to this potential 15 day delay. If the shareholder has an existing account, the redemption request will be satisfied up to the value of collected funds in such account. The Fund reserves the right to redeem shares in kind although it is not likely to do so. Conditional, ambiguous or vague requests cannot be honored.

  If you have completed item 7 on the enclosed application to authorize automated transfers to your bank account (retirement accounts have a separate form), and if your bank has authorized such transfers, then you can request that a redemption be automatically deposited into your bank account. Proceeds will be calculated at the net asset value next computed after receipt of your redemption request in good order and will be automatically deposited in your bank account approximately two business days after receipt of your redemption request. To request an application for automated transfers for a regular account or a retirement account, call 1-800-553-3014. Automated transfer capabilities normally become effective 20 business days after the Fund receives the completed application.

  If the account is in the form of a book entry, or if certificates for the shares to be redeemed have been retained by the transfer agent for safekeeping, to be in good order the written redemption request must identify the account from which shares are to be redeemed, the dollar value or number of shares to be redeemed, the address the redemption should be mailed to, the shareholder's daytime phone number and the request must be signed exactly as the account is registered, with the signature(s) thereon guaranteed. (See "Signature Guarantee.")

  If the certificates for the shares to be redeemed are held by anyone other than the transfer agent, to be in good order the redemption request must be accompanied by such stock certificates, properly endorsed for transfer, or if not so endorsed, by the stock certificates and appropriate properly endorsed stock powers. Signature(s) must be guaranteed when applicable. (See "Signature Guarantee.")

  Certain accounts, such as corporate accounts, trust accounts and custodial accounts, generally require additional documentation in addition to the written request. Certain institutional accounts may be eligible for redemption procedures other than as described above. Contact the Fund at 1-800-448-FUND for the specific documentation required for your account.

  If the owner of any IRS-recognized retirement account who is at least 59 1/2 years old wants to redeem shares from the account, the written redemption request must state the account owner's birthdate. If the owner of any IRS-recognized retirement account who is less than 59 1/2 years old wants to redeem shares from the account, the written redemption request must state: 1) that the owner is aware of the tax consequences and penalties that may be associated with the redemption, and 2) whether or not the 10% tax is to be withheld on the redemption. The signature on the letter of instruction must be guaranteed. (See "Signature Guarantee.")

  If a redemption request is sent to the Fund's office, rather than to the transfer agent's office, the request will be promptly forwarded by the Fund to the transfer agent. If the Fund has not collected payment on the purchase of shares which are to be redeemed, no redemption payment will be made until the purchase has cleared.

  The transfer agent reserves the right to charge a nominal fee of approximately $7, for the wiring of funds. Your bank may charge you for accepting the wire transfer. The Fund should be contacted at 1-800-448-FUND for additional information on how to wire funds. If a shareholder requests delivery of a redemption check via overnight delivery service, the transfer agent will charge a nominal fee, currently approximately $15, for the overnight delivery service.

  The net asset value of shares, on redemption, may be more or less than the investor's cost, depending upon the market value of the series' securities at the time of redemption. The Fund reserves the right, upon 30 days' prior notice, to redeem shares in any account if the total value of the shares in the account is less than a specified minimum (currently $300, or $100 for IRA accounts), which may be lowered from time to time by the Board of Directors but will not be raised. An account will be subject to involuntary redemption if the account value becomes less than the specified minimum because of a stockholder redemption and not from market action. The Fund further reserves the right upon 30 days prior notice and Board approval to redeem the account of any shareholder who has failed to furnish a certified social security or tax identification number to the Fund.

  If the shareholder redeems a Class Z account in its entirety, the redemption proceeds may be reinvested in a Class Z account in any series within 365 days of the redemption date. After that time the account will be deemed closed and the shareholder will not be able to open a Class Z account unless they meet the eligibility criteria listed in the forepart of this prospectus.


                              SHAREHOLDER SERVICES

                        Franklin Mutual Series Fund Inc.
                        c/o PFPC Inc.
                        P.O. Box 8901
                        Wilmington, DE 19899-8901

A. REINVESTMENT OF DISTRIBUTIONS.Shareholders may elect to (a) have all capital gain distributions and income dividends on a series' shares held by them automatically reinvested in additional shares of the series, (b) have all capital gain distributions automatically reinvested, but receive all income dividends in cash, or (c) receive all capital gains distributions and income dividends in cash. Unless an election is made, dividends and distributions will be automatically reinvested in additional shares or fractions thereof of the same series by the transfer agent at the net asset value in effect at the close of the Exchange on the date of distribution. If one of the cash options above is selected, money can be automatically transferred to the shareholder's bank account on the payable date by completing an Automated Transfers application. Please call 1-800-553-3014 for an application or complete item 7 on the application attached to this prospectus.

B. AUTOMATIC INVESTMENT PLAN.The Automatic Investment Plan permits an investor to automatically purchase shares of the Fund on a monthly basis through an arrangement with the investor's bank and the transfer agent. The transfer agent will arrange for a predetermined amount of money, selected by the investor (the minimum per month is $25 for Mutual Shares, Beacon, Qualified, Discovery and European), to be deducted on various dates of the month from the investor's bank account to purchase shares of the designated series. If the Automatic Investment Plan is initiated at the time the account is opened, the Fund's initial investment amount is reduced and the account may be opened with an investment of $500 or more. The investor will receive a confirmation from the transfer agent and his bank account will reflect the amount charged. An investor may utilize this service by completing an Automated Transfers application with the transfer agent. Please call 1-800-553-3014 to request an application. The investor's bank must be a member of Automated Clearing House (ACH). The Automatic Investment Plan normally becomes effective 20 business days after the application is received.

C. INDIVIDUAL RETIREMENT ACCOUNT PLAN.All eligible persons may establish an Individual Retirement Account ("IRA") to invest in the Fund. All dividends and distributions on shares held in IRAs are reinvested in additional shares of the Fund and are not taxed until withdrawn. Please call the Fund at 1-800-553-3014 for an IRA application. Please consult your tax advisor regarding the tax treatment of IRAs under the Code.

D. QUALIFIED RETIREMENT PLANS.The Fund offers four qualified retirement plans: the Simplified Standardized Profit Sharing Plan, the Simplified Standardized Money Purchase Plan, the Standardized Profit Sharing Plan and the Standardized Money Purchase Plan. For copies of the plan documents, plan administrators guide and summary plan description booklets call 1-800-553-3014. Franklin Templeton Trust Company ("Trust Company") acts as trustee/custodian, but neither Trust Company nor the Fund administers the qualified retirement plans and therefore no assurance can be given that a particular qualified retirement plan is properly administered. Please consult your employer or tax advisor if you have any questions.

E. SEP-IRA.Eligible individuals may establish a SEP-IRA with their employers. An application form may be obtained from the Fund by calling 1-800-553-3014. If the SEP-IRA is properly established and administered by the employer, contributions will be tax deductible and income and capital gain will be tax deferred. Trust Company acts as trustee/custodian, but neither Trust Company nor the Fund administers the SEP-IRA and therefore no assurance can be given that a particular SEP-IRA is properly administered. Please consult your employer or tax advisor if you have any questions.

F. SECTION 403(B)(7) RETIREMENT PLAN.Persons who are full or part-time employees of non-profit tax-exempt organizations or public educational organizations, such as hospitals, educational institutions, and other religious, charitable, scientific or literary organizations, are eligible to establish a retirement plan under Section 403(b)(7) of the Code. An investor's employer may make direct contributions to the investor's 403(b)(7) Plan account or contributions may be made pursuant to the investor's agreement to take a reduction in salary or to forego an increase in salary. Such contributions will be excluded from the investor's gross income for Federal income tax purposes up to specified limits provided they do not exceed the investor's "excludable amount" for the taxable year.

  Shareholders may call the Fund at 1-800-553-3014 to request an application and a model 403(b)(7) Plan. The 403(b)(7) Plan was submitted to the IRS National Office on behalf of a participant and it ruled to the effect that (i) amounts contributed by an employer (whether or not under a salary reduction agreement) will be excludable from the participant's gross income to the extent of his "exclusion allowance" (as defined in Section 403(b) of the Code) and (ii) the dividends and other income and gains on such account will be tax-exempt until distribution to the participant and/or his beneficiary. While this ruling may not be used as precedent by other participants, it indicates that the form of the 403(b)(7) Plan satisfies the requirements of Section 403(b) of the Code. Participants who desire the assurance of a favorable ruling should similarly file a request for a ruling.

G. SYSTEMATIC WITHDRAWAL PLAN.A shareholder owning or purchasing Fund shares with a current account value of at least $10,000 may open a Systematic Withdrawal Plan (a "Plan") under which a specified dollar amount (not less than $50) will be paid to the shareholder from the shareholder's Fund account on a monthly, quarterly or annual basis on various dates of that month. Systematic Withdrawal Plan payments can be made automatically into the shareholder's bank account by completing an Automated Transfers application. Please call 1-800-553-3014 for an application, and specify if you want an automated transfer application for a regular or retirement account. A shareholder may open a Systematic Withdrawal Plan by filing with the transfer agent an application, together with any certificates for series shares held by the shareholder. Please call the Fund at 1-800-553-3014 to request a Systematic Withdrawal Plan application. The Plan will normally become active within 20 business days after the application is received. Systematic withdrawals are expected to result in a decrease in aggregate value of the investment.

H. TRANSFER OF SHARES.A shareholder may transfer shares of any series to another person by writing to the Fund's transfer agent. Existing shareholders may give their shares as a gift to another person or entity which would create a new account in the name of that person or entity even though that person or entity was not a shareholder as of October 31, 1996. The shareholder should clearly identify the series, the account and the number of shares to be transferred, and include the signature of all registered owners, and all stock certificates, if any, which are the subject of transfer. The signature on the letter of instructions, the stock certificates or any stock power must be guaranteed. (See "Signature Guarantee.")


                                 NET ASSET VALUE

  For purposes of pricing purchases and redemptions, the net asset value of each series of the Fund is separately determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the Exchange on each day that the Exchange is open for business but in no event less often than once each week. Net asset value per share of each series of the Fund is calculated by adding the value of all securities and other assets of such series, subtracting all of the liabilities of such series and dividing the remainder by the number of shares of such series outstanding at the time the determination is made.

  Securities, including options, and futures traded on an exchange or on NASDAQ or in the over the counter market are valued at the last reported sales price on the day of valuation, but if there are no sales on that day, or if the Adviser determines that the last sale fails to reflect the current market value, such securities are valued at the mean between the closing bid and asked prices. Other securities and assets, including restricted and illiquid securities, are valued at their fair value as determined in good faith under procedures determined by the Board of Directors. To the extent consistent with the foregoing fair value standard, securities for which market quotations are not readily available are valued within the range of the bid and ask prices quoted to the Fund by the principal market makers of such security. All foreign securities are valued on the date net asset value is calculated as of the close of each country's respective exchanges. Foreign currencies are priced at noon Eastern time. Temporary investments in short-term debt securities are valued at market, or at amortized cost, which approximates market value.

  The net asset value per share of each series appears daily in the Wall Street Journal and other newspapers. Shareholders may also call the Fund's Automated Telephone Inquiry System at 1-800-858-3013 to receive the most recent net asset value information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each series of the Fund intends to qualify for treatment under Subchapter M of the Code and to distribute all of its net investment income and capital gain to shareholders at least annually. Consequently it is expected that each series will not be required to pay any federal income taxes. Shareholders generally will have to pay federal income taxes on the dividends and distributions they receive from a series and on gains realized upon redemption of their shares.

  Following each calendar year, each shareholder will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of the shareholder's shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends-received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

  The Board presently intends to declare dividends and distributions from net investment income semi-annually. The distributions are frequently declared at mid-year and during late December. If you are considering buying Fund shares shortly before a distribution, you should consider that such distribution will result in a decrease in the value of Fund shares equal to the per share amount of the distribution, because the value of Fund shares is based directly on the amount of the Fund's net assets, rather than on the principle of supply and demand. The effect of this decrease may be particularly significant for shares purchased prior to the ex-dividend date of any distribution made in December 1996, since the Fund is generally required to make a distribution in December to avoid excise tax. Further, this distribution will be fully taxable to shareholders even though the receipt of such distribution shortly after purchasing shares represents in effect, a return of a portion of your investment.

  The IRS requires backup withholding of Federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. Shareholders using the Fund as a medium for tax qualified retirement plans may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

  Redemptions of shares of a series will be taxable transactions for Federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in his shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the shareholder has held his shares for a period of more than one year. If a shareholder redeems shares of any series at a loss and makes an additional investment in the same series 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

  Income received by each series from sources outside the United States may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of stocks or securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income taxes paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their United States federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

  In general, a credit for foreign taxes may not exceed the United States shareholder's United States federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. Fund shareholders are advised to consult their tax advisers with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

  The foregoing summary of Federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. Prospective investors are urged to consult their own tax advisors with respect to the tax consequences of an investment in a series of the Fund.

                                 FUND OPERATIONS

PORTFOLIO TRANSACTIONS

  The Adviser effects portfolio transactions through brokers and dealers who in its judgment will provide the Fund with the best combination of price (including brokerage commissions, if any) and execution. The Adviser may also give consideration to research services in its selection of brokers and may cause the series to pay higher commissions than might be charged by some other broker who does not furnish research services if the Adviser determines in good faith that the commissions being paid are reasonable in relation to the value of the brokerage and research services provided. Research services provided by brokers who execute Fund portfolio brokerage transactions for a series may be utilized by the Adviser for the benefit of the other series or clients advised by it, just as research services provided by brokers who execute brokerage transactions for such other series (or clients) advised by the Adviser may be utilized for the benefit of the other series (and clients). The Adviser does not know of any way of determining the value of brokerage and research services provided by such brokers, except to the extent such services have a determined market value. To the extent such services are used by the Adviser in advising the Fund, they tend to reduce the Adviser's expenses. The Adviser may occasionally also take into account sale of Fund shares when allocating brokerage.

  The Adviser generally effects transactions in exchange traded securities through members of the exchange although it may also effect such transactions privately or in the so-called "third market." Transactions in over-the-counter securities will be executed on a principal basis with market makers unless, in the judgment of the Adviser, the best combination of price and execution is available by other arrangements including dealing with a market maker on an agency basis and paying a brokerage commission. Transactions in unregistered securities are effectuated with broker-dealers on a principal or agency basis or directly with the issuers or holders of such securities.

  The Adviser does not intend to effect portfolio transactions for a series through a broker which is an affiliated person of the Fund or the Adviser.

  The Adviser makes its portfolio decisions for each series based on its judgment as to the best interests of such series, taking into account factors such as relative size, cash position, investment restrictions and tax consequences to the client. Securities considered for purchase or sale by a series are often also appropriate for purchase or sale by the other series advised by the Adviser. When more than one of such series is purchasing or selling the same securities at or about the same time, the transactions are averaged as to price.

  The 1995 portfolio turnover rate for Mutual Shares, Qualified, Beacon and Discovery was 79.32%, 75.59%, 73.18% and 73.23%, respectively.

                               SHARES OF THE FUND

  The Fund began offering three classes of shares of each series on November 1, 1996: Mutual Shares Fund - Class Z, Mutual Shares Fund Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund Class II. All shares purchased before that time are considered Class Z shares. Pursuant to Maryland law and the Fund's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class (series) to create additional classes of stock with specified rights, preferences and limitations. Additional series or classes of shares may be offered in the future. The Fund has an authorized capital of 4.65 billion shares of stock, par value $.001 per share, 1.5 billion of which have been allocated to the Mutual Shares Fund, 900 million of which have been allocated to the Mutual Qualified Fund, 1.35 billion of which have been allocated to the Mutual Beacon Fund, 500 million of which have been allocated to the Mutual Discovery Fund and 400 million of which have been allocated to the Mutual European Fund. Each share is entitled to one vote per share on all matters subject to shareholder vote. Shares of all classes vote together as a single class except that, where a matter being voted on affects only a particular class, it will be voted on only by that class, and where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Fund is not required to hold annual meetings and does not expect to hold meetings of shareholders as long as two-thirds of the directors then in office have been elected by the shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Fund will honor regarding the ability to call meetings of shareholders and to communicate with shareholders. If less than a majority of the directors have been elected by shareholders, a meeting of shareholders will be held within 60 days to fill any existing vacancies. Directors may be removed only for cause by a vote of 67% of the outstanding shares of the Fund. A meeting of shareholders shall be called if the record holders of 10% of the shares of the Fund so request in writing. Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. When issued, the shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Shareholders are entitled to require the Fund to redeem their shares. The shares are transferable without restriction.

  As of January 28, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of Class Z of European.

                             ADDITIONAL INFORMATION

  CUSTODIAN, AND TRANSFER AND DIVIDEND DISBURSING AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the principal custodian for the assets of all the series of the Fund. The transfer and dividend disbursing sub-agent of the Fund's Class Z shares is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809-3710, through a subcontract with the Fund's transfer agent and shareholder servicing agent, Franklin Templeton Investor Services, Inc. Franklin Templeton Trust Company, 777 Mariners Island Blvd., San Mateo, CA 94404, acts as the trustee/custodian for all Class Z sponsored retirement accounts.

  SHAREHOLDER INQUIRIES. Shareholder inquiries should be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

  QUALIFIED GROUP. For purposes of investing in the Fund a qualified group is one that:

  o Invests a minimum of $5 million in the Fund, o Was formed at least six months ago,
  o Has a purpose other than buying Fund shares at a discount,
  o Has more than 10 members,
  o Can arrange for meetings between representatives of the Franklin
    Templeton Group and group members,
  o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,
  o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
  o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

  REPORTS. The Fund will issue to its shareholders semiannual reports containing unaudited financial statements and annual reports containing financial statements examined by auditors which have been approved by the shareholders.

  EXCHANGE PRIVILEGE. The Fund is considered a part of the Franklin Templeton Funds (the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund).

   Beginning on or about May 1, 1997, holders of Mutual Series Z shares will be allowed to exchange their shares for Class I shares at net asset value of other Franklin Templeton Funds, as permitted by each fund's current prospectus, without paying a sales charge, provided those shares have been held at least six consecutive months prior to the exchange.

  Currently, the Fund does not allow investments by Market Timers.

  INFORMATION. This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

  Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


  This Prospectus omits certain information contained in the registration statement on file with the Securities and Exchange Commission. Information omitted may be obtained from such Commission in Washington, D.C., upon payment of the fee prescribed by the rules and regulations of the Commission.

CONTENTS                            PAGE

Annual Expense Tables               4
Performance Information             5
Condensed Financial Information     7
The Fund                            12
Management of the Fund              18
How to Purchase Shares              20
How to Redeem Shares                22
Shareholder Services                25
Net Asset Value                     27
Dividends,
 Distributions and Taxes            27
Fund Operations                     29
Shares of the Fund                  29
Additional Information              30

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.


                                    FRANKLIN
                                     MUTUAL
                                     SERIES
                                      FUND
                                      INC.

                         AN INVESTMENT COMPANY ORGANIZED
                              IN DIVERSIFIED SERIES

------------------------------------------------------------------------
                               INVESTMENT ADVISER

                         FRANKLIN MUTUAL ADVISERS, INC.

                                MICHAEL F. PRICE
                 CHIEF EXECUTIVE OFFICER AND PRESIDENT

------------------------------------------------------------------------
PROSPECTUS

November 1, 1996
as amended February 12, 1997



MS PZ 02/97